                                                                    Exhibit 10.3











              ---------------------------------------------------
                                     PREMCOR
                              WELFARE BENEFIT PLAN
              ---------------------------------------------------












                                                       Effective January 1, 2003

                                     Premcor
                              Welfare Benefit Plan

                                Table of Contents

                                                                          Page
Article 1 Definitions .......................................................1
     1.1   "Administrator" or "Plan Administrator" ..........................1
     1.2   "Beneficiary" ....................................................1
     1.3   "Benefit" ........................................................1
     1.4   "Code" ...........................................................1
     1.5   "Company" ........................................................1
     1.6   "Dependent" ......................................................1
     1.7   "Effective Date" .................................................1
     1.8   "Eligible Employee" ..............................................2
     1.9   "Insurance Contract" .............................................2
     1.10  "Insured Welfare Benefit Program" ................................2
     1.11  "Named Fiduciary" ................................................2
     1.12  "Participant" ....................................................2
     1.13  "Participating Employer" .........................................2
     1.14  "Plan" ...........................................................2
     1.15  "Plan Year" ......................................................2
     1.16  "Self-Funded Welfare Benefit Program" ............................2
     1.17  "Summary Plan Description" .......................................2
     1.18  "Welfare Benefit Program" ........................................2
Article 2 Eligibility, Participation And Benefits ...........................3
     2.1   Eligibility to Participate in a Welfare Benefit Program ..........3
     2.2   Benefits Under Welfare Benefit Programs ..........................3


==============================================================================
                                      (i)

Article 3 Funding The Plan ..................................................3
     3.1   Funding Policy ...................................................3
     3.2   Participating Employer Contributions .............................3
     3.3   Contributions by Participants and Other Individuals Eligible for
           Coverage .........................................................3
     3.4   Priority of Contributions and Reserves ...........................3
     3.5   Liability for Benefits ...........................................4
Article 4 Administration ....................................................4
     4.1   The Company's Responsibilities as Employer .......................4
     4.2   The Company's Responsibilities as Plan Administrator .............4
     4.3   General Duties of Plan Administrator .............................4
     4.4   Books and Records ................................................5
     4.5   Fiduciary Capacity ...............................................5
     4.6   Indemnification ..................................................5
     4.7   Uniform Administration ...........................................5
     4.8   Fiduciary Bonds ..................................................6
Article 5 Claims Procedure ..................................................6
     5.1   Provisions Governing Claims Procedures ...........................6
Article 6 Protected Health Information ......................................6
     6.1   Privacy of Participant Health Information ........................6
     6.2   Use and Disclosure of PHI. .......................................6
     6.3   Company Restrictions Regarding PHI ...............................7
     6.4   Safeguards .......................................................7
     6.5   Accounting of Uses or Disclosures ................................7
     6.6   Disclosures to Workforce and/or Third Parties ....................7
     6.7   Access to Records by the Subject of the Records ..................8
     6.8   Government Access to Records .....................................8
     6.9   Disposition of Records When no Longer Needed .....................8


==============================================================================
                                      (ii)

     6.10  Security Measures Applicable to Electronic PHI. ..................8
Article 7 Amendment And Termination Of The Plan .............................9
     7.1   Discontinuance of Plan or any Welfare Benefit Program ............9
     7.2   Amendment or Termination .........................................9
Article 8 Miscellaneous .....................................................9
     8.1   Adoption of Welfare Benefit Program by Other Participating
           Employers. .......................................................9
     8.2   Lost Distributees ...............................................10
     8.3   No Guarantee of Employment ......................................10
     8.4   Plan Provisions Binding .........................................10
     8.5   Rules of Interpretation .........................................10
     8.6   Choice of Law ...................................................10
     8.7   Severability ....................................................10
     8.8   Facility of Payment .............................................10
     8.9   Recovery of Excess Payments .....................................10


==============================================================================
                                     (iii)

                                     Premcor
                              Welfare Benefit Plan

     WHEREAS, The Premcor Refining Group Inc. maintains a welfare benefit plan referred to as the Premcor Welfare Benefit Plan (Plan No. 501) (the "Plan") for the benefit of employees eligible to participate thereunder; and

     WHEREAS, the Plan consists of various benefit schemes and structures outlined in applicable Insurance Contracts, Summary Plan Descriptions and other documents as hereinafter defined; and

     WHEREAS, The Premcor Refining Group Inc. has determined that it is necessary and desirable to reduce to writing certain provisions governing the Plan.

     NOW, THEREFORE, The Premcor Refining Group Inc. hereby adopts this written documentation of provisions that apply to all Welfare Benefit Programs maintained under the Plan.

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                                    Article 1
                                   Definitions
--------------------------------------------------------------------------------

     When used in this document, the following words shall have the following meanings unless the context requires otherwise:

1.1 "Administrator" or "Plan Administrator" means the Company or such other persons as the Company may appoint to administer the Plan or any Welfare Benefit Program maintained under the Plan.

1.2 "Beneficiary" means any individual or trust identified as a Participant's Beneficiary pursuant to the provisions of any Welfare Benefit Program maintained under the Plan.

1.3 "Benefit" means any benefit provided pursuant to any Welfare Benefit
Program.

1.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

1.5 "Company" means The Premcor Refining Group Inc., a corporation organized and existing under the laws of the State of Delaware, successor corporation which assumes the responsibilities of the Company under the Plan.

1.6 "Dependent" means an individual eligible for coverage as a dependent under any Welfare Benefit Program.

1.7 "Effective Date" means January 1, 2003.

1.8 "Eligible Employee" means any individual classified by the Company as an employee or former employee of a Participating Employer who is eligible for benefits as specified under any Welfare Benefit Program.

1.9 "Insurance Contract" means any contract or agreement pursuant to which any Welfare Benefit Program is funded, and under which part or all of the direct obligation to provide Benefits is transferred to an insurance company, preferred provider organization ("PPO"), health maintenance organization ("HMO") or similar entity; provided that a contract under which an insurance company is obligated to make payments to the Company in the event that Benefits payable under a self-funded plan exceed the amount specified therein, commonly known as a stop-loss policy, shall not be treated as an Insurance Contract for purposes of the Plan.

1.10 "Insured Welfare Benefit Program" means a Welfare Benefit Program funded pursuant to an Insurance Contract.

1.11 "Named Fiduciary" means the Administrator and any other person designated by the Administrator who has authority to control and manage the operation and administration of any Welfare Benefit Program, as reflected in the governing plan document, Insurance Contract or Summary Plan Description. In the case of any Insured Welfare Benefit Program, the HMO or other carrier under the Insurance Contract shall be the sole Named Fiduciary for purposes of determining Benefits payable thereunder, except as otherwise expressly agreed to in writing by the Company.

1.12 "Participant" means an Eligible Employee who has satisfied the requirements for participation in any Welfare Benefit Program.

1.13 "Participating Employer" means the Company and any business entity the employees of which are eligible to participate in any Welfare Benefit Program pursuant to any Insurance Contract, Summary Plan Description, or other written instrument duly authorized by the Company.

1.14 "Plan" means the Premcor Welfare Benefit Plan, including the provisions hereof and all Insurance Contracts, plan documents and Summary Plan Descriptions pursuant to which Benefits are provided from time to time.

1.15 "Plan Year" means the calendar year.

1.16 "Self-Funded Welfare Benefit Program" means a Welfare Benefit Program funded through any method other than an Insurance Contract.

1.17 "Summary Plan Description" means the Summary Plan Description provided to Participants eligible to participate in each Welfare Benefit Program maintained under the Plan, as amended or otherwise modified from time to time by Summaries of Material Modifications or other written notices provided to Eligible Employees who are Participants thereunder.

1.18 "Welfare Benefit Program" means any program maintained under the Plan for the purpose of providing medical, dental, surgical or hospital care or benefits, benefits in the event of sickness, accident, disability, death or unemployment, or vacation benefits, apprenticeship or other training programs, or daycare centers, scholarship funds, or any benefit described in section 302(c) of the Labor Management Relations Act of 1947 (other than pensions on retirement or death, and insurance to provide such pensions). A Welfare Benefit Program may become a part of the Plan either before or after execution of this document by reference in the Plan document or Summary Plan Description for the Welfare Benefit Program to Plan No. 501 or by reference to the Welfare Benefit Program in the annual return report (Treasury Form 5500 or any successor thereto) which is filed on behalf of the Plan, without the execution of any other instrument.

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                                   Article 2
                     Eligibility, Participation And Benefits
--------------------------------------------------------------------------------

2.1 Eligibility to Participate in a Welfare Benefit Program. The classifications of Eligible Employees and Dependents, the age and service requirements for participation, the requirements for continuation of participation, and the events giving rise to termination of participation under any Welfare Benefit Program shall be as provided for in the separate Summary Plan Description or Insurance Contract governing that Welfare Benefit Program as in effect from time to time.

2.2 Benefits Under Welfare Benefit Programs. The Benefits furnished under any Welfare Benefit Program shall be as provided for in the applicable plan document, Insurance Contract or Summary Plan Description in effect from time to time.

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                                   Article 3
                                Funding The Plan
--------------------------------------------------------------------------------

3.1 Funding Policy. The Company in its capacity as employer shall establish and direct the implementation of a policy and method to fund Benefits under the Plan which shall be consistent with the objectives of the Plan.

3.2 Participating Employer Contributions. The Company and the other Participating Employers shall make contributions in such amounts and at such times as the Company shall from time to time determine.

3.3 Contributions by Participants and Other Individuals Eligible for Coverage. Each Participant or other individual eligible for coverage under any Welfare Benefit Program shall make such contributions as the Company may require with respect to Benefits available to the Participant or other individual and his or her Dependents or Beneficiaries.

3.4 Priority of Contributions and Reserves. Contributions by Participants and other individuals shall be applied to fund Benefits, insurance premiums, administrative expenses and other costs of the Plan first, and Participating Employer contributions shall be required only as to the difference between the portion of the Benefits, insurance premiums, administrative expenses and other costs funded through contributions by Participants and other eligible individuals and the total Benefits, insurance premiums, administrative expenses and other costs of the Plan. Any reserves or other assets accumulated under the Plan from time to time pursuant to any Insurance

Contract shall be deemed Participating Employer contributions to the extent that such reserves or assets do not exceed the Participating Employers' aggregate contributions during the period in which the reserves or assets are accumulated.

3.5 Liability for Benefits. Benefits funded pursuant to Insurance Contracts shall be paid solely by the respective carriers thereunder. Benefits payable under any Self-funded Welfare Benefit Program shall be paid solely from Company assets.

--------------------------------------------------------------------------------
                                   Article 4
                                 Administration
--------------------------------------------------------------------------------

4.1 The Company's Responsibilities as Employer. The Company in its capacity as employer shall have overall responsibility for the establishment, amendment and termination of the Plan. All responsibilities of the Company as employer under the Plan shall be carried out by the appropriate officer of the Company or such officer's delegate.

4.2 The Company's Responsibilities as Plan Administrator. The Company in its capacity as Plan Administrator shall have overall responsibility for administration and operation of the Plan. Responsibilities of the Plan Administrator under the Plan shall be carried out by the carriers under any Insurance Contracts, any third-party administrators appointed by the Company, the Benefits Department and any special committees or other persons appointed by the Company from time to time. The Plan Administrator shall administer the Plan for the exclusive benefit of Participants, Dependents and Beneficiaries.

4.3 General Duties of Plan Administrator. The Plan Administrator shall enforce the Plan in accordance with the terms of the governing documents, and shall have all discretionary powers necessary to accomplish that purpose, including without limitation the following:

          (a) to select and retain insurance carriers, PPOs, HMOs, third-party administrators and other persons to carry out any of its responsibilities and to delegate such duties to such persons as the Company deems appropriate;

          (b) to issue rules and regulations necessary for the proper conduct and administration of the Plan and to change, alter or amend such rules and regulations;

          (c) to interpret the Plan and determine all questions arising in the administration, interpretation and application of the Plan, and to construe any ambiguity, supply any omission and reconcile any inconsistency in such manner and to such extent as the Administrator deems proper. Any interpretation or construction placed upon any term or provision of the Plan by the Administrator, any decisions and determinations of the Administrator arising under the Plan, including without limiting the generality of the foregoing:

               (i) the eligibility of any individual to become or remain a Participant, a Participant's status as such and the eligibility of a Participant's family members for coverage as Dependents under the Plan;

             (ii) the time, method and amount of payment of Benefits payable under the Plan;

             (iii) the rights of Participants, Dependents and Beneficiaries; and

             (iv) any other action or determination or decision whatsoever taken or made by the Administrator in good faith, shall be conclusive and binding upon all persons concerned, including but not limited to the Company, all Participating Employers and all Participants, Dependents and Beneficiaries.

         (d) to employ such consultants, accountants, attorneys (who may be accountants or attorneys for the Company), and other persons to render advice and other services in connection with the Plan as it may deem necessary to the performance of its duties; and

         (e) to provide Plan Participants with all notices and documents required by law.

    In the case of any inconsistency between the provisions of this document and the provisions of the Insurance Contract under which any Insured Benefit is provided or the Summary Plan Description under which any Self-funded Benefit is provided, the provisions of the Insurance Contract or the Summary Plan Description shall govern.

4.4 Books and Records. The Administrator shall keep such books, records and other data as it deems necessary for proper administration of the Plan. The records of the Administrator shall be binding on all persons unless proved incorrect to the satisfaction of the Administrator.

4.5 Fiduciary Capacity. Any person or group of persons may serve in more than one capacity as fiduciary or Named Fiduciary.

4.6 Indemnification. To the extent permitted by law, the Participating Employers shall indemnify and hold harmless any Company employee to whom any fiduciary responsibility with respect to the Plan is allocated or delegated from and against any and all liabilities, costs and expenses incurred by any such person as a result of any act, or omission to act, in connection with the performance of his or her duties, responsibilities and obligations under the Plan and under ERISA, other than such liabilities, costs and expenses as may result from the gross negligence or willful misconduct of any such person. This right of indemnification shall be in addition to any other right to which such person may be entitled as a matter of law or otherwise.

4.7 Uniform Administration. Any discretionary acts taken under the Plan by or on behalf of the Plan Administrator shall be uniform in their nature and shall apply to all Participants similarly situated, and no discretionary act shall be taken which is discriminatory under the provisions of the Code or ERISA. All rules and decisions made by or on behalf of the

Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances.

4.8 Fiduciary Bonds. To the extent required under Section 412 of ERISA or other applicable law, fidelity bonds covering Plan fiduciaries and other parties having authority to handle Plan funds shall be obtained under such legal requirements.

--------------------------------------------------------------------------------
                                   Article 5
                                Claims Procedure
--------------------------------------------------------------------------------

5.1 Provisions Governing Claims Procedures. The claims procedure for each Insured Welfare Benefit Program shall be governed by the Insurance Contract, or as provided in the applicable Summary Plan Description. The claims procedure for each Self-funded Welfare Benefit Program shall be as provided in the applicable Summary Plan Description.

--------------------------------------------------------------------------------
                                   Article 6
                          Protected Health Information
--------------------------------------------------------------------------------

6.1 Privacy of Participant Health Information. This Article, other than Section 6.10, shall become effective as of April 14, 2003. Section 6.10 shall become effective as of April 21, 2005. These provisions are intended to satisfy the Plan document requirements of the privacy and security regulations issued by the Department of Health and Human Services ("HHS") under the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"). The Company may obtain from the Plan (or portions of the Plan which provide medical benefits and for which HIPAA is applicable) protected health information ("PHI") as defined in HIPAA. These provisions are not intended to apply to any information which does not constitute PHI under HIPAA. The Plan will disclose PHI to the Company only upon receipt of a certification by the Company that this document has been amended to incorporate the provisions of this Article 6 and that the Company agrees to all the terms hereof.

6.2 Use and Disclosure of PHI.

         (a) The Company will use and disclose PHI as reasonably appropriate and necessary to carry out its duties as Plan Administrator. The Company may use or disclosure PHI for any purpose permitted by the HIPAA regulations, including but not limited to: (1) obtaining bids or proposals from insurers, PPOs, HMOs, third-party payers, or other entities that may provide services related to administering the Plan; (2) conducting wellness, case management, utilization review, customer service, customer satisfaction or any other administrative function in connection with Plan operations; (3) reporting expenses and matters to Company management; and
    (4) giving information to the Company's actuaries and other consultants to determine future benefit cost to the Company.

         (b) The Company will comply with any law requiring it to disclose PHI, including but not limited to a subpoena, court or administrative agency warrant or order, a discovery request in a civil proceeding, a summons issued by a court, grand jury, inspector or administrative body that can require production of information, and any requirement of a federal, state or local public health authority. Disclosures may be made to report certain injuries or illnesses to public authorities, to a health oversight agency for an audit, investigation, inspection, license or disciplinary action, and to a law enforcement official.

         (c) Further disclosures of PHI are limited to those for which the Company obtains reasonable assurances that the PHI will be held confidentially and that any breaches of such confidentiality will be reported immediately to the Company.

6.3 Company Restrictions Regarding PHI. The Company will not use or disclose PHI it receives from the Plan for employment-related actions or for a decision in connection with any other benefit or employee benefit plan of the Company unless the Company has received a copy of the applicable authorization for this use, except as permitted by applicable law with respect to worker's compensation.

6.4 Safeguards. The Company will implement appropriate safeguards to prevent the unauthorized use or disclosure of PHI and will provide the Plan with information concerning such safeguards as the Plan may from time to time request. Upon reasonable request, the Company will give the Plan access for inspection and copying its books, records, practices, policies and procedures concerning the use and disclosure of PHI, for the purpose of determining the Company's compliance with this plan provision.

6.5 Accounting of Uses or Disclosures. The Company agrees to notify the Plan immediately upon discovery of any unauthorized use or disclosure of PHI. The Company will provide the following information with respect to such use or disclosure:

         (a)  The date of the use or disclosure;

         (b)  The name and, if known, the address of the recipient of the PHI;

         (c) A copy of the request for disclosure, including any consents or authorizations received;

         (d)  A brief description of the PHI used or disclosed; and

         (e) A statement that would reasonably inform the Plan of the purpose of the use or disclosure.

6.6 Disclosures to Workforce and/or Third Parties . The Company will require its workforce, agents and subcontractors and other service providers to adhere to the restrictions and conditions regarding PHI contained herein, as more fully described in separate policies and procedures.

         (a) Disclosures to workforce: The Company will not disclose PHI to any member of its workforce unless the Company has advised such member of the Company's obligation under this section and the consequences for violation of these obligations. The individuals at the Company who will have access to PHI to be used or disclosed will be (i) Chief Administrative Officer, (ii) Director of Human Resources, (iii) Benefits Manager, (iv) Benefits Administrator,
          (v) Director of Labor Relations, (vi) Human Resources Manager, (vii) Human Resources Supervisor, (viii) Human Resources Representative,
          (ix) Human Resources Administrative Assistant, and (x) members of the Information Systems Department who perform administrative services for the Plan. The access such persons shall have to PHI and the use by such persons of PHI shall be for administrative activities performed by the Company on behalf of the Plan. If any such person uses or discloses PHI in any way which conflicts with the uses described herein or permitted by law, such person shall be subject to disciplinary action up to and including discharge.

               (b) Disclosures outside of the workforce: The Company will not disclose PHI to any other person or entity without the written approval of the Plan except as provided in 6.2 above.

               (c) All disclosures. Any use or disclosures of PHI will be limited to the minimum necessary to achieve the purpose for the use or disclosure. The Company shall adopt policies and procedures to respond to requests for PHI, both routine and non-routine, that comply with applicable regulations under HIPAA.

6.7 Access to Records by the Subject of the Records. The Company may create and maintain records of individual medical plan enrollment, disenrollment and payment and other health information. Such enrollment and other information may be considered PHI under HIPAA. The Company will make the information available to such individual or the individual's legal representative for review in accordance with HIPAA and applicable regulations. If the individual requests amendment of PHI, and if such request is approved, the Company will incorporate such amendments and immediately notify the Plan of such request.

6.8 Government Access to Records. The Company will make available its policies, books and records relating to the use and disclosure of PHI received from the Plan to HHS for the purpose of determining whether the Plan is in compliance with HIPAA.

6.9 Disposition of Records When no Longer Needed. The Company agrees to return or destroy all PHI received from the Plan that the Company maintains in any form and the Company will retain no copies of such PHI when no longer needed for the purpose for which disclosure was made. If such return or destruction of records is not feasible, the Company will continue to extend the protections of this provision to such PHI and limit any further use of PHI to those purposes that make the return or destruction of the PHI infeasible.

6.10 Security Measures Applicable to Electronic PHI.

          (a) The Company shall implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic PHI that it creates, receives, maintains or transmits on behalf of the Plan.

          (b) The Company shall implement reasonable and appropriate security measures that support the fact that only those individuals at the Company listed in Section 6.6(a) are entitled to use and disclose PHI.

          (c) The Company will require its workforce, agents and subcontractors and other service providers to adhere to the restrictions and conditions regarding electronic PHI contained in this Section 6.10.

          (d) The Company shall report to the Plan any security incident of which it becomes aware.

--------------------------------------------------------------------------------
                                   Article 7
                      Amendment And Termination Of The Plan
--------------------------------------------------------------------------------

7.1 Discontinuance of Plan or any Welfare Benefit Program. It is the expectation of the Company that the Plan will be continued indefinitely, but the Company and the Participating Employers do not assume continuation of the Plan or payment of their respective contributions with respect to the Plan or any Welfare Benefit Program as a contractual obligation. The Company reserves the right at any time to reduce, suspend or discontinue the Plan or any Welfare Benefit Program.

7.2 Amendment or Termination. The Company may amend, modify, change, revise, discontinue or terminate the entire Plan or any Welfare Benefit Program maintained under the Plan from time to time or at any time, without advance notice thereof, subject to any collective bargaining agreement between a Participating Employer and a collective bargaining unit.

--------------------------------------------------------------------------------
                                   Article 8
                                  Miscellaneous
--------------------------------------------------------------------------------

8.1 Adoption of Welfare Benefit Program by Other Participating Employers.

          (a) Any business entity related by common ownership to the Company may become a Participating Employer under any Welfare Benefit Program with the approval of the Company. Any Participating Employer may withdraw from any Welfare Benefit Program at any time with the approval of the Company.

          (b) Any Participating Employer that adopts any Welfare Benefit Program shall thereby automatically delegate all rights and duties it might otherwise reserve to itself under the Plan to the Company, including full authority to amend or terminate the Plan or any Welfare Benefit Program. In the event of dissolution, merger, consolidation or spin-off involving a Participating Employer with respect to any classification of Eligible Employees under the Plan as of the date of dissolution, merger, consolidation or spin-off, the entity surviving the transaction shall succeed to the rights and duties of the Participating Employer under the Plan with respect to the classification of Eligible Employees, without the execution of any other instrument.

          (c) A Participating Employer shall automatically withdraw from the Plan if and when it ceases to be related to the Company by common ownership to the extent provided for in section 414(b) or (c) of the Internal Revenue Code, unless such Employer's participation is expressly continued in accordance with applicable written documents relating to the change in ownership.

8.2 Lost Distributees. If any person to whom a check is issued in payment of a Benefit under a Self-Funded Welfare Benefit Program cannot be located or does not present the check for payment, the amount of the check may be applied to other Plan purposes; provided, if any such person subsequently appears and makes demand for such payment, the Administrator shall direct that such payment be made in full as soon as practical.

8.3 No Guarantee of Employment. No provision of the Plan shall restrict any Participating Employer from discharging a Participant from employment or restrict any Participant from resigning from employment with any Participating Employer.

8.4 Plan Provisions Binding. The provisions of the Plan, including the Insurance Contracts for all Insured Welfare Benefit Programs and the Summary Plan Descriptions and other documents for all Self-funded Welfare Benefit Programs as in effect from time to time shall be binding upon the Company, all Participating Employers, all Eligible Employees, all Dependents and all Beneficiaries and their respective successors, heirs and legal representatives.

8.5 Rules of Interpretation. Words of gender shall include persons and entities of any gender, the plural shall include the singular, and the singular shall include the plural. Captions are intended to assist in reference and shall not be interpreted as part of the Plan.

8.6 Choice of Law. Subject to the applicable provisions of the Employee Retirement Income Security Act of 1974 which provide to the contrary, this Plan shall be administered, construed and enforced according to the laws of State of Missouri or such other State as may be provided for in an Insurance Contract with respect to matters governed thereby, and in any case, shall be subject to the jurisdiction of Courts situated in Missouri or such other state.

8.7 Severability. The invalidity of any particular clause, provision or covenant herein or in any Insurance Contract or Summary Plan Description shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.

8.8 Facility of Payment. If the Plan Administrator deems any person incapable of receiving payments by reason of minority, illness, infirmity or other incapacity, it may direct payment directly for the benefit of such person, or to any person selected by the Plan Administrator to disburse it. Such payment, to the extent thereof, shall discharge all liability for such payment under the Plan. Any payment made in accordance with this Section shall fully release the Plan of its liabilities with respect to the Participant, Dependent or Beneficiary.

8.9 Recovery of Excess Payments. In the event payments are made in excess of the amount necessary to satisfy the applicable provision of the Welfare Benefit Program, the Plan shall have the right to recover excess payments from any individual, insurance company or other organization to whom excess payments are made. The Plan shall also have the right to withhold payment of future benefits due until the overpayment is recovered.

     IN WITNESS WHEREOF, the Company has executed this instrument this 11th day of April, 2003, effective as of January 1, 2003.

                                       THE PREMCOR REFINING GROUP INC.

                                       By /s/ James R. Voss
                                          --------------------------------------
                                          James R. Voss,
                                          Senior Vice-President

                                       12